Investor Presentation First Quarter 2018 EXHIBIT 99.1

Forward Looking Statement Disclosure 2 Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period, or that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Presentation Contents About First Financial Bancorp Financial Performance FFBC 1Q 2018 Standalone Appendix 3

Company Overview 4 www.bankatfirst.com Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 190 Assets: $13.5 billion1 Loans: $9.1 billion1 Deposits: $10.5 billion1 Wealth Mgmt: $5.0 billion $3.0 billion AUM $2.0 billion brokerage NASDAQ: FFBC $29.35 $26.35$26.15$27.70$27.45 2.59%2.58%2.60%2.45%2.48% 1Q184Q173Q172Q171Q17 Share Price Dividend Yield Lines of Business Commercial / Private Banking C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Consumer, Business Banking, Small Business Mortgage Banking Wealth Management Investment Commercial Real Estate Commercial Finance 1 Excludes impact from purchase accounting and branch divestiture

Market Centric Strategies 5 METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Columbus, OH Indianapolis, IN Dayton, OH Southeastern IN South Central IN Northwest IN Northern OH Greater Cincinnati Northern KY Industry Specific Low brand awareness Low market share High brand awareness High market share 4th in market share All business lines represented Niche offering Hometown Community Significant branch network Alternative to larger banks Mass player, based on brand, reputation and legacy Visible presence Large associate population Deepen relationships Expand product offering Word-of-mouth referrals Leads to organic growth Build relationships through becoming the Premier Business Bank Bank the business, the business owners and the employees Leads to targeted growth across all business lines Oak Street Funding First Franchise Capital

2018 Priorities 6  Successful integration of the two companies  Minimal customer disruption/quick recovery  Develop cohesive leadership team and culture that is embraced by our associates  Achieve expense savings and deliver the financial returns we communicated to our shareholders by 1Q 2019  Achieve targeted income and balance sheet growth  Develop and effectively communicate new plans  Strategic plan for the corporation  Business plans for the revenue lines  Functional plans for key staff areas  Implement risk framework for the new company, achieve satisfactory regulatory exam ratings  Accomplish 2018 community plan objectives

Outlook – Combined Company1 7  Annualized loan growth expected to be in the mid-single digits on a percentage basis, excluding divestitures and purchase accounting adjustments  No significant deposit attrition expected, excluding divestitures and market exits Taxes  Projected to be 3.85% - 3.90% on a GAAP basis based on static interest rates  Includes estimated purchase accounting adjustments of 16 basis points  Does not include FTE adjustment of approximately 7 basis points  Modestly asset sensitive balance sheet, though benefits from future rate increases could be muted by market competition on deposit pricing  Expected 2Q18 noninterest expense of $80 million  Does not reflect fully phased in cost savings  Quarterly noninterest expense base of $75 - $77 million by end of 2018  Fully phased in efficiency ratio of 50 – 52% Noninterest Expense2 Net Interest Margin Balance Sheet  Effective tax rate of approximately 19.5% Credit  Stable credit outlook, no systemic credit issues are anticipated Capital  Target dividend payout ratio of 35 – 40%  All capital ratios expected to exceed current internal targets Noninterest income2  Estimated to be $29 - $31 million on a quarterly basis  Mortgage headwinds expected due to market conditions 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods 2 Excludes merger-related activities

Merger Integration Update 8  Executive management team transition complete  Combined Board of Directors in placeGovernance Merger Integration Financial Considerations  Phase 1 complete  Technology Assessment – Complete  Organizational Structure / Staffing Assessment – Complete  Phase 2 ongoing  Action teams actively engaged across all functional areas  Contract Negotiations / Terminations – In Process; mostly complete  Branch divestiture – In Process; target close mid-May  Targeted cost saves expected to be realized by the end of 2018  Loan Marks:  Credit mark of 1.25% - 1.75%  Rate mark of 2.25% - 2.75%  Core deposit intangible between 1.75% - 2.00%  Branch network – 41 banking centers consolidated by conversion with additional consolidations expected prior to year end, in addition to 5 branch divestitures Merger Timeline  Merger finalized on 4/1/2018  System and brand conversions remain on target for late May

Combined Bank At Close – Loans and Deposits  High Quality, Low Risk Portfolio  Well-diversified / no significant concentrations  Strong credit quality profile  Solid credit management & oversight  Concentrations to total risk based capital comfortably within regulatory guidance 9 Loan Portfolio Overview  Top tier retail franchise drives strong, consistent deposit base  Low cost of deposits  Commitment to core funding  Successful, consumer/retail operating model Deposit Portfolio Overview Loan Portfolio Deposit Portfolio Total Loans: $9.1B1 Total Deposits: $10.5B1 1 Excludes impact of purchase accounting and branch divestiture Time 21% NIB Demand 23% IB Demand 25% Savings 31% Commercial & Leasing (inc. OOCRE) 40% Consumer Lending 22% Construction 7% Investor CRE 31%

Combined Bank At Close – Investment Portfolio 10 Portfolio Composition Portfolio Quality  Total EOP investments of approximately $3.2 billion  Investment portfolio / total assets = approximately 23%  Portfolio duration = estimated 3.7 years Agency Mortgages 46% Municipals 17% Agency commercial MBSs 9% ABS Other 6% Agency collateralized & insured muni securities 5% Asset backed CLOs 5% Private label commercial MBSs 4% Corporate bonds 3% ABS FFELP 2% Other 2% US Treasury/Govt Agency 1% Agency 57% AAA 13% AA+ 4% AA 5% AA- 5% A+ 4% A 1% BBB+ 1% BBB 2% FRB/FHLB Stock 2% Other 6%

Combined Bank – Capital & Profitability 11 Total Assets3 Total Capital Ratio1 ROAA ROATCE2 Tangible Common Equity Ratio1,2 Tier 1 Capital Ratio1 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods 2 See Appendix for non-GAAP reconciliation 3 Excludes purchase accounting and branch divestiture 4 See Appendix for non-GAAP reconciliation and Slide 20 for Adjusted Earnings detail 5 Adjusted for merger-related expenses 8.2%8.4% 8.4% Est. 2Q 2018MSFG 3/31/18FFBC 3/31/18 11.0%11.2% 10.8% Est. 2Q 2018MSFG 3/31/18FFBC 3/31/18 12.7% 13.3%13.2% Est. 2Q 2018MSFG 3/31/18FFBC 3/31/18 $13,451 $4,553 $8,898 At CloseMSFG 3/31/18FFBC 3/31/18 1.5%1.5% MSFG 1Q18FFBC 1Q18 17.6% 18.2% MSFG 1Q18FFBC 1Q18 4 5 4 5

Company Overview 12  Claude Davis has assumed the role of Executive Chairman of the board  Three-year term, then transitions to Non-executive Chairman  Archie Brown, Jr. serving as President & CEO, member of the board  Jointly leading the company, partnering on strategy, management & performance  Also jointly leading the transition team to ensure successful cultural integration Chairman & CEO Roles Executive Chairman Role  Newly created role to provide capacity for CEO to focus on business execution & results  Role will focus on:  Board Integration  Strategy  Investor Relations  Corporate Development  Community, Regulatory & Government Relations  Regulatory Management Model  Oversee development of ERM model to meet the increased regulatory & compliance requirements of a $10B+ bank

Company Overview 13  Chief Banking Officer – Anthony Stollings  Chief Financial Officer – Jamie Anderson  Chief Administrative Officer – John Gavigan  Chief Credit Officer – Bill Harrod  Chief Risk Officer – Shannon Kuhl  General Counsel – Karen Woods  Chief Internal Auditor – Matt Burgess Executive Team Line of Business Leaders  Commercial Finance – Rick Dennen  Commercial & Private Banking – Brad Ringwald  Investment Commercial Real Estate – Paul Silva  Wealth Management – Greg Harris  Consumer – Chris Harrison  Mortgage – Ann Davis

Invest with First Financial 14  Experienced and proven management team  Increased scale to invest in franchise and achieve top quartile financial returns  Proven & sustainable business model  Well managed through the cycle  Conservative operating philosophy  Consistent profitability – 110 consecutive quarters  Robust capital management  Prudent steward of shareholders’ capital  Strong asset quality  Well defined M&A strategy  Selective markets, products & asset diversification

Invest with First Financial 15 1 Includes dividend reinvestment 2 Peer group includes KBW regional bank index peers 3 Based on stock price as of 04/25/2018 4 Beginning date is 04/25/2017 for the 1-year return, 04/25/2015 for the 3-year return, and 04/25/2013 for the 5-year return Total Shareholder Return1,2,3,4 140.3% 98.3% 13.9% 20.4% 111.4% 54.4% 6.6% 3.6% 146.8% 72.3% 17.5% 7.8% 5 Year 3 Year 1 Year YTD 2018 FFBC KBW Peer Median KBW Peer Top Quartile

Presentation Contents About First Financial Bancorp Financial Performance FFBC 1Q 2018 Standalone Appendix 16

FFBC 1Q 2018 Highlights 17 Profitability  Net income = $30.5 million or $0.49 per diluted share. Adjusted net income = $32.4 million or $0.52 per diluted share1  Return on average assets = 1.40%. Adjusted return on average assets = 1.49%1  Return on average shareholders’ equity = 13.31%. Adjusted return on average shareholders’ equity = 14.14%1  Return on average tangible common equity = 17.17%1. Adjusted return on average tangible common equity = 18.24%1  Total assets increased $1.5 million compared to the linked quarter to $8.9 billion.  EOP loans increased $88.8 million, or 6.0% annualized, compared to the linked quarter.  EOP deposits increased $115.5 million, or 6.8% annualized, compared to the linked quarter.  EOP investment securities decreased $10.4 million, or 2.0% annualized, compared to the linked quarter. Balance Sheet Asset Quality Income Statement Capital  Noninterest income = $16.9 million.  Noninterest expense = $52.3 million; $49.9 million1 as adjusted for significant items impacting quarterly performance.  Efficiency ratio = 56.4%. Adjusted efficiency ratio = 53.8%1  Effective tax rate of 20.1%. Adjusted effective tax rate of 20.1%1  Net interest income = $75.8 million, a $0.2 million increase compared to the linked quarter.  Net interest margin of 3.80% on a GAAP basis; 3.84% on a fully tax equivalent basis, a 2 bp increase from the linked quarter.  Average earning assets grew 4.19% on an annualized basis.  Provision expense = $2.3 million. Net charge offs = $1.9 million. NCOs / Avg. Loans = 0.13% annualized.  Nonperforming Loans / Total Loans = 0.74%. Nonperforming Assets / Total Assets = 0.52%.  ALLL / Nonaccrual Loans = 179.57% . ALLL / Total Loans = 0.89%. Classified Assets / Total Assets = 0.98%.  Total capital ratio = 13.17%.  Tier 1 capital ratio = 10.77%.  Tangible common equity ratio = 8.41%.  Tangible book value per share = $11.75. 1 See Appendix for non-GAAP reconciliation and Slide 20 for Adjusted Earnings detail

MSFG 1Q 2018 Highlights[1]

Profitability[2]	▪ Net income = $16.4 million or $0.63 per diluted share ▪ Return on average assets = 1.45% ▪ Return on average shareholders' equity = 12.6% ▪ Return on average tangible common equity = 17.6%
Income Statement	▪ Net interest income = $37.0 million, a $0.7 million decrease compared to the linked quarter. ▪ Net interest margin of 3.71% on a fully tax equivalent basis, a 7 bp decrease from the linked quarter driven by the lower FTE adjustment due to tax reform. ▪ Noninterest income = $12.5 million. ▪ Noninterest expense = $30.0 million[2]. ▪ Efficiency ratio = 59.3%[2].
Balance Sheet	▪ Total assets decreased $95.0, to $4.6 billion, or 8.3% annualized, compared to the linked quarter. ▪ EOP loans decreased $58.9 million, to $3.0 billion, compared to linked quarter ▪ EOP deposits decreased $66.5 million, to $3.4 billion, compared to linked quarter ▪ EOP investment securities of $1.1 billion
Asset Quality	▪ Provision expense = $0.4 million. Net charge offs = $3.7 million. ▪ Nonperforming loans declined $4.3 million to $14.3 million ▪ Nonperforming Loans / Total Loans = 0.47%. Nonperforming Assets / Total Assets = 0.29%. ▪ ALLL / Nonaccrual Loans = 161.97%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 0.70%.
Capital	▪ EOP Total Equity of $519.3 million ▪ Tangible common equity ratio = 8.38%. ▪ Tangible book value per share = $14.40.

FIRST
first financial bancorp

[1] MainSource merged with First Financial on April 1, 2018. The Highlights on this page provide selected financial data prepared by management for the quarter ended March 31, 2018. First Financial will file an amendment to Form 8-K on or before June 10, 2018 that will include financial statements for MainSource and combined pro forma financial information for First Financial and MainSource as if the Merger was effective on March 31, 2018. The pro forma financial information will reflect various adjustments required by applicable acquisition accounting rules that are not reflected in these Highlights.
[2] Adjusted for merger-related expenses

18

Presentation Contents About First Financial Bancorp Financial Performance FFBC 1Q 2018 Standalone Appendix 19

Adjusted Net Income1 20 The table below lists certain items that we believe are significant to understanding our quarterly performance. 53.8% 58.0%57.0% 59.7%59.6% 1Q184Q173Q172Q171Q17 Adjusted Efficiency Ratio $0.52 $0.45 $0.39$0.36$0.39 1Q184Q173Q172Q171Q17 Adjusted EPS 1.49% 1.26% 1.11%1.06%1.16% 1Q184Q173Q172Q171Q17 Adjusted ROA 18.2% 15.5% 13.9%13.4%14.7% 1Q184Q173Q172Q171Q17 Adjusted ROTCE 1 See appendix for non-GAAP reconciliation All dollars shown in thousands, except per share amounts 1Q 2018 As Reported Adjusted Net interest income $ 75,812 $ 75,812 Provision for loan and lease losses $ 2,303 $ 2,303 Noninterest income $ 16,938 $ 16,938 Total noninterest income $ 16,938 $ 16,938 Noninterest expense $ 52,288 $ 52,288 less: merger-related expenses 1,985 A less: final loss share settlement 527 A less: other (113) A Total noninterest expense $ 52,288 $ 49,889 Income before income taxes $ 38,159 $ 40,558 Income tax expense $ 7,653 $ 7,653 plus: tax effect of adjustments (A) @ 21% statutory rate 504 Total income tax expense $ 7,653 $ 8,157 Net income $ 30,506 $ 32,401 Net earnings per share - diluted $ 0.49 $ 0.52

Profitability 21 Net Income & Diluted EPS Return on Average Assets Return on Tangible Common Equity1 1 Non-GAAP financial measure; see Appendix for non-GAAP reconciliation All dollars shown in millions, except per share data $30.5 $24.8$24.8 $22.7 $24.4 $0.49 $0.40$0.40$0.37 $0.39 1Q184Q173Q172Q171Q17 Net Income EPS - diluted $8,830$8,732$8,717$8,583$8,409 1.40% 1.13%1.13% 1.06% 1.18% 1Q184Q173Q172Q171Q17 Average Assets ROAA $720 $711 $698 $680 $661 17.17% 13.85%14.10%13.42% 14.98% 1Q184Q173Q172Q171Q17 Average Tangible Equity ROATCE

Net Interest Income / Net Interest Margin 22 1 Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Net Interest Income Average Loans1 Average Securities Average Deposits $75.8$75.6 $70.5 $68.5$68.9 3.84%3.82% 3.57% 3.56% 3.70% 1Q184Q173Q172Q171Q17 Net Interest Income Net Interest Margin (FTE) $2,043$2,020$2,042$2,035$1,907 3.04% 2.90%2.85% 2.77%2.76% 1Q184Q173Q172Q171Q17 Average Investment Securities Investment Securities Yield 23%24%23%23%23% 21%22%22%23%23% 36%37%37%37%35% 21%17%18%18%19% $6,903$6,840$6,680$6,570$6,442 0.60% 0.54% 0.61% 0.53% 0.44% 1Q184Q173Q172Q171Q17 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits $6,018$5,960$5,911$5,800$5,748 5.05% 4.90% 4.71% 4.61%4.64% 1Q184Q173Q172Q171Q17 Gross Loans Loan Yield

Net Interest Margin 23 Net Interest Margin (FTE) 1Q18 NIM (FTE) Progression 3.69% 3.58% 3.43%3.41% 3.48% 0.15% 0.24% 0.14%0.15% 0.22% 3.84%3.82% 3.57%3.56% 3.70% 1Q184Q173Q172Q171Q17 Basic Margin (FTE) Loan Fees 4Q17 3.82% Asset Yields 0.17% Rising interest rates and yield expansion Covered/formerly covered loans 0.04% Loss share termination Loan Fees -0.09% Higher 4Q17 prepayment fees Asset Drivers 0.12% Funding Costs -0.05% Increased wholesale funding and deposit costs Funding Mix -0.05% Mix shift toward higher wholesale funding balances Liability Drivers -0.10% Other 0.03% Day count FTE Adjustment -0.03% Impact from tax reform 1Q18 3.84%

Loan Portfolio 24 Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card loans All dollars shown in millions 33%33%33%33%32% 11%11%12%12%12% 31%30%30%30%29% 8%8%7%8%8% 17%18%18%18%18% $6,102 $6,013 $5,977 $5,874 $5,754 1Q184Q173Q172Q171Q17 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* -$11.6 $42.0 -$18.7 -$3.7 $65.5 $30.6 -$15.3 Commercial & Leasing Commercial Finance Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* Total C&I $8.0

Asset Quality 25 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $87.6$87.3 $94.3$98.4 $114.6 0.98%0.98% 1.08%1.13% 1.34% 1Q184Q173Q172Q171Q17 Classified Assets Classified Assets / Total Assets $46.3$44.4 $52.9 $62.7$68.4 0.52%0.50% 0.60% 0.72% 0.80% 1Q184Q173Q172Q171Q17 NPAs NPAs / Total Assets $54.4$54.0$54.5$54.9$56.3 0.89%0.90%0.91%0.93% 0.98% 1Q184Q173Q172Q171Q17 Allowance for Loan Losses ALLL / Total Loans $2.0 $1.9 $3.3 $0.3 $1.9 $0.4 $0.5 $3.0 -$0.2 $2.3 0.13% 0.02% 0.22%0.13%0.14% 1Q17 2Q17 3Q17 4Q17 1Q18 NCOs Provision Expense NCOs / Average Loans

Capital 26 Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity $730.9$721.3 $705.2 $688.1 $669.7 $11.75 $11.62 $11.36 $11.07 $10.78 1Q184Q173Q172Q171Q17 Tangible Book Value Tangible Book Value per Share $730.9$721.3 $705.2 $688.1 $669.7 8.41%8.30%8.25%8.09%8.05% 1Q184Q173Q172Q171Q17 Tangible Book Value Tangible Common Ratio $953.2$929.1$920.6$905.2$892.2 13.17%13.07%12.98%13.05%13.19% 12.50% 1Q184Q173Q172Q171Q17 Total Capital Total Capital Ratio Target $779.5 $755.7 $746.7$731.0 $716.7 10.77%10.63% 10.53%10.54%10.59% 10.50% 1Q184Q173Q172Q171Q17 Tier 1 Common Equity Tier 1 Common Ratio Target All capital numbers are considered preliminary All dollars shown in millions

Presentation Contents About First Financial Bancorp Financial Performance FFBC 1Q 2018 Standalone Appendix 27

Appendix: Non-GAAP to GAAP Reconciliation 28 Net interest income and net interest margin - fully tax equivalent Three months ended Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2018 2017 2017 2017 2017 Net interest income $ 75,812 $ 75,614 $ 70,479 $ 68,520 $ 68,932 Tax equivalent adjustment 718 1,387 1,353 1,294 1,225 Net interest income - tax equivalent $ 76,530 $ 77,001 $ 71,832 $ 69,814 $ 70,157 Average earning assets $ 8,087,848 $ 8,005,100 $ 7,989,969 $ 7,855,564 $ 7,695,717 Net interest margin* 3.80% 3.75% 3.50% 3.50% 3.63 % Net interest margin (fully tax equivalent)* 3.84% 3.82% 3.57% 3.56% 3.70% * Margins are calculated using net interest income annualized divided by average earning assets. This investor presentation includes certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Appendix: Non-GAAP to GAAP Reconciliation 29 Additional non-GAAP ratios Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, (Dollars in thousands, except per share data) 2018 2017 2017 2017 2017 Net income (a) 30,506$ 24,811$ 24,826$ 22,736$ 24,414$ Average total shareholders' equity 929,474 920,194 908,057 889,604 871,215 Less: Goodwill and other intangibles (209,053) (209,379) (209,730) (210,045) (210,324) Average tangible equity (b) 720,421 710,815 698,327 679,559 660,891 Total shareholders' equity 939,985 930,664 914,954 898,117 880,065 Less: Goodwill and other intangibles (209,053) (209,379) (209,730) (210,045) (210,324) Ending tangible equity (c) 730,932 721,285 705,224 688,072 669,741 Total assets 8,898,429 8,896,923 8,761,689 8,710,042 8,531,170 Less: Goodwill and other intangibles (209,053) (209,379) (209,730) (210,045) (210,324) Ending tangible assets (d) 8,689,376 8,687,544 8,551,959 8,499,997 8,320,846 Risk-weighted assets (e) 7,240,731 7,108,629 7,090,714 6,936,665 6,765,336 Total average assets 8,830,176 8,731,956 8,716,917 8,582,961 8,409,071 Less: Goodwill and other intangibles (209,053) (209,379) (209,730) (210,045) (210,324) Average tangible assets (f) 8,621,123$ 8,522,577$ 8,507,187$ 8,372,916$ 8,198,747$ Ending shares outstanding (g) 62,213,823 62,069,087 62,061,465 62,141,071 62,134,285 Ratios Return on average tangible shareholders' equity (a)/(b) 17.17% 13.85% 14.10% 13.42% 14.98% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.41% 8.30% 8.25% 8.09% 8.05% Risk-weighted assets (c)/(e) 10.09% 10.15% 9.95% 9.92% 9.90% Average tangible equity as a percent of average tangible assets (b)/(f) 8.36% 8.34% 8.21% 8.12% 8.06% Tangible book value per share (c)/(g) 11.75$ 11.62$ 11.36$ 11.07$ 10.78$ Three months ended This investor presentation includes certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the investor presentation to facilitate a better understanding of the Company's capital structure and financial condition.

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted	2Q17 As Reported	2Q17 Adjusted	1Q17 As Reported	1Q17 Adjusted
Net interest income (f)	$ 75,812	$ 75,812	$ 75,614	$ 75,614	$ 70,479	$ 70,479	$ 68,520	$ 68,520	$ 68,932	$ 68,932
Provision for loan and lease losses	2,303	2,303	(205)	(205)	2,953	2,953	467	467	367	367
plus: provision expense adjustment						799				
Noninterest income	16,938	16,938	18,382	18,382	22,942	22,942	17,454	17,454	17,364	17,364
less: gains from the redemption of off balance sheet securitizations						5,764				
less: tax related adjustment to a limited partnership investment								(119)		
less: gains on sale of investment securities	-			19		275		838		516
Total noninterest income (g)	16,938	16,938	18,382	18,363	22,942	16,903	17,454	16,735	17,364	16,848
Noninterest expense	52,288	52,288	82,898	82,898	54,443	54,443	51,556	51,556	51,045	51,045
less: severance expense						3,818		533		
less: charter conversion expenses										
less: historic tax credit investment write-down				11,328						
less: merger-related expenses		1,985		8,444		800				
less: indemnification asset impairment [1]		527		5,055						
less: charitable foundation contribution				3,000						
less: other		(113)		577				154		(92)
Total noninterest expense (e)	52,288	49,889	82,898	54,494	54,443	49,825	51,556	50,869	51,045	51,137
Income before income taxes (i)	38,159	40,558	11,303	39,688	36,025	35,403	33,951	33,919	34,884	34,276
Income tax expense	7,653	7,653	(13,508)	(13,508)	11,199	11,199	11,215	11,215	10,470	10,470
plus: tax effect of adjustments		504		9,935		(178)		(11)		(213)
plus: tax reform impact on DTLs & tax partnerships				8,191						
plus: after-tax impact of historic tax credit write-down @ 35%		-		7,363		-				
Total income tax expense (h)	7,653	8,157	(13,508)	11,981	11,199	11,021	11,215	11,204	10,470	10,257
Net income (a)	$ 30,506	$ 32,401	$ 24,811	$ 27,707	$ 24,826	$ 24,382	$ 22,736	$ 22,715	$ 24,414	$ 24,019
Average diluted shares (b)	62,181	62,181	62,132	62,132	62,190	62,190	62,234	62,234	62,140	62,140
Average assets (c)	8,830,176	8,830,176	8,731,956	8,731,956	8,716,917	8,716,917	8,582,961	8,582,961	8,409,071	8,409,071
Average shareholders' equity	929,474	929,474	920,194	920,194	908,057	908,057	889,604	889,604	871,215	871,215
Less:										
Goodwill and other intangibles	(209,053)	(209,053)	(209,379)	(209,379)	(209,730)	(209,730)	(210,045)	(210,045)	(210,324)	(210,324)
Average tangible equity (d)	720,421	720,421	710,815	710,815	698,327	698,327	679,559	679,559	660,891	660,891

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	1Q18 As Reported	1Q18 Adjusted	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted	2Q17 As Reported	2Q17 Adjusted	1Q17 As Reported	1Q17 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.49	$ 0.52	$ 0.40	$ 0.45	$ 0.40	$ 0.39	$ 0.37	$ 0.37	$ 0.39	$ 0.40
Return on average assets - (a)/(c)	1.40%	1.49%	1.13%	1.26%	1.13%	1.11%	1.06%	1.06%	1.18%	1.16%
Return on average tangible shareholders' equity - (a)/(d)	17.17%	18.24%	13.85%	15.46%	14.10%	13.85%	13.42%	13.41%	14.98%	14.74%
Efficiency ratio - (e)/((f)+(g))	56.4%	53.8%	88.2%	58.0%	58.3%	57.0%	60.0%	59.7%	59.2%	59.6%
Effective tax rate - (h)/(i)	20.1%	20.1%	-119.5%	30.2%	31.1%	31.1%	33.0%	33.0%	30.0%	29.9%

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